Mystic Dam, Montana EEI Financial Conference November 10-13, 2019 8-K November 8, 2019

2 Forward Looking Statements Forward Looking Statements O’Dell Creek - Madison River Valley - Montana During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. Company Information NorthWestern Corporation Corporate Office Investor Relations Officer dba: NorthWestern Energy 3010 West 69th Street Travis Meyer Ticker: NWE Sioux Falls, SD 57108 605-978-2967 Trading on the NYSE (605) 978-2900 travis.meyer@northwestern.com www.northwesternenergy.com

3 About NorthWestern South Dakota Operations Electric 63,800 customers 3,572 miles – transmission & distribution lines 440 MW nameplate owned power generation Natural Gas 46,900 customers 1,697 miles of transmission and distribution pipeline Montana Operations Electric 374,000 customers 24,767 miles – transmission & distribution lines 871 MW maximum capacity owned power generation Natural Gas 199,200 customers 6,881 miles of transmission and distribution pipeline Nebraska Operations 17.75 Bcf of gas storage capacity Natural Gas Own 51.7 Bcf of proven natural gas reserves 42,500 customers 795 miles of distribution pipeline Data as of 12/31/2018

4 NWE - An Investment for the Long Term • 100% regulated electric & natural gas utility business Black Eagle dam Pure Electric & with over 100 years of operating history Gas Utility • Solid economic indicators in service territory • Diverse electric supply portfolio ~55% hydro, wind & solar • Residential electric & gas rates below national average Solid Utility • Solid system reliability Foundation • Low leaks per 100 miles of pipe • Solid JD Power Overall Customer Satisfaction scores Strong • Consistent track record of earnings & dividend growth • Strong cash flows aided by net operating loss carry- Earnings & forwards anticipated to be available into 2020 Cash Flow • Strong balance sheet & investment grade credit ratings Attractive • Disciplined maintenance capital investment program to ensure safety and reliability • Significant investment in renewable resources (hydro & wind) will provide long-term Future Growth energy supply pricing stability for the benefit of customers for many years to come Prospects • Further opportunity for energy supply investment to meet significant capacity shortfalls Financial Goals • Debt to total capitalization ratio of 50%-55% with liquidity of $100 million or greater • Targeted 6%-9% long-term total shareholder return (eps growth plus dividend yield) & Metrics • Targeted dividend payout ratio of 60%-70% Best Practices Corporate Governance

5 A Diversified Electric and Gas Utility (1) September 2018 Montana electric rate review, filed (1) with rate base of $2.34 billion, calculated with 13th month average and known and measurable adjustments. NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Over $3.6 billion of rate base investment to serve our customers Data as reported in our 2018 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure.

6 Highly Carbon-Free Supply Portfolio Based upon 2018 MWH’s of owned and long-term contracted resources. Approximately 55% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

7 Strong Utility Foundation . Solid and improving JD Power Overall Customer Satisfaction Scores . Residential electric and natural gas rates below national average . Solid electric system reliability and low gas leaks per mile

8 Solid Economic Indicators Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2017/201 EEI Statistical Yearbook – Table 7.2 and EIA.gov Black Eagle Power House • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average.

9 A History of Growth $3.30-$3.50 $3.10 - $3.30 $2.60$3.20 - $2.75-$3.40 2009-2018 CAGR’s: GAAP EPS: 7.6% - Non-GAAP EPS: 5.9% - Dividend: 5.7% See appendix for “Non-GAAP Financial Measures”

10 Track Record of Delivering Results * Peer Group: ALE, AVA, BKH, EE, IDA, MGEE, NWN, OGE, OTTR, PNM, POR & SR Return on Equity on GAAP Earnings within 9.5% - 11.0% band over the last 8 years with average of 10.3%. Total Shareholder Return is better than our 12 peer average for the 1 & 10 year periods but lags in the 3 & 5 year periods, due in part to regulatory concerns in Montana. See appendix for “Non-GAAP Financial Measures”

11 Investment for Our Customers’ Benefit Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2008-2018 CAGRs Estimated Rate Base: 12.2% GAAP Diluted EPS: 8.3% 2008-2018 CAGRs NWE typical electric bill: 1.9% NWE typical natural gas bill: (5.4%) 2008-2018 CAGRs US average electric bill: 1.9%* US average natural gas bill: (2.7%)**

12 Balance Sheet Strength and Liquidity Investment grade credit ratings, generally liquidity in excess of $100 million target, debt to cap within our targeted 50%-55% range and no long-term debt maturities until 2023.

13 Strong Cash Flows While maintenance capex and total dividend payments have continued to grow since 2011 (11.9% and 11.2% CAGR respectively), Cash Flow from Operations (CFO) has, on average, exceeded maintenance capex and dividend payments by approximately $7 million per year. Note: 2016 CFO is less than 2015 largely due to $30.8M refund to customers related to FERC/DGGS ruling and $7.2M refund to customers for difference in SD Electric interim & final rates. We expect NOLs to be available into 2020 with alternative minimum tax credits and production tax credits to be available into 2022 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach 10% by 2023. (See appendix for “Non-GAAP Financial Measures” relating to free cash flow and disclaimer on NOLs)

14 Earnings Growth $3.30-$3.45 $2.60 - $2.75 Non-GAAP Adjusted EPS Growth averaged 6.3% from 2013-2018 NorthWestern initiates its 2019 adjusted non-GAAP earnings guidance range of $3.38 - $3.48 per diluted share based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • MPSC approval of our pending settlement agreement in our Montana electric rate case; • A consolidated income tax rate of approximately 0% to 5% of pre-tax income; and • Diluted shares outstanding of approximately 50.7 million. Continued investment in our system to serve our customers and communities is expected to provide a targeted long-Seeterm appendix 6-9% total for additional return to disclosures our investors regarding through “Non -aGAAP combination Financial Measures of earnings” growth and dividend yield. See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”.

15 Recent Significant Achievements Strong year for safety at NorthWestern • Continue to be a top performer among Edison Electric Institute member companies. Record best customer satisfaction scores with JD Power & Associates • Once again received our best JD Powers overall satisfaction survey score. Best electric reliability scores • Low SAIDI (System Average Interruption Duration Index) and SAIFI (System Average Interruption Frequency Index) in 2018. Especially significant considering the rugged service territories served. Corporate Governance Finalist • In 2018 NorthWestern’s proxy statement was again recognized as a finalist (6 times out of the last 7 years) for “Best Proxy Statement (Small to Mid Cap)” by Corporate Secretary Magazine. We won the award in 2014. Board Diversity Recognition • Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company’s ten directors are female. Best Investor Relations Program • Recognized, in 2018, by Institutional Investor as a top midcap utility and energy company based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls. Environmental, Social and Governance Reporting • Published EEI’s ESG / Sustainability reporting template in December 2018. This quantitative information supplements our biennial Stewardship Report that highlights Echoour commitmentLake Nordic Trail to the stewardship of natural resources and our sustainable business practices. Acquired Two Dot Wind Farm • June 2018 acquired 9.7 MW wind project, near Geyser, Montana, for $18.5 million.

16 Looking Forward Regulatory • In May 2019, we reached a settlement in our Montana electric rate case that would result in an annual increase to electric revenue of approximately $6.5 million (based upon a 9.65% ROE and capital structure as filed) and a $9.0 million decrease in depreciation expense. A hearing was held in May 2019 and briefing was completed in late August 2019. In September staff recommended the approval of the settlement as filed and the commission approved the settlement with a 5-0 vote at an October work session. We expect a final order during the fourth quarter. • In May 2019, we submitted a filing with FERC for our Montana transmission assets. In June 2019, the FERC issued an order accepting our filing, granting interim rates (effective July 1 and subject to refund), establishing settlement procedures and terminating our related Tax Cuts and Jobs Act filing. A settlement judge has been appointed. We expect to host technical conferences and engage in settlement discussions with intervenors, FERC and MPSC staff in the fourth quarter of 2019. Legislative • The 2019 Montana legislature revised the electricity cost recovery statute to prohibit a deadband, and to require 100% recovery of Qualifying facility purchases and 90%/ customer/ 10% shareholder sharing of costs above or below a baseline. Continue to Invest in our Transmission & Distribution infrastructure • Comprehensive infrastructure program to ensure safety, capacity and reliability. • Natural gas pipeline investment (SAFE PIPES Act, Integrity Verification Process and Pipeline & Hazardous Materials Safety Administration proposed regulations). • Grid modernization, advanced distribution management system and advanced metering infrastructure investment Plans to join Western Energy Imbalance Market (EIM) in April 2021 • Real-time energy market could mean lower cost of energy for Montana customers, more efficient use of renewables and greater power grid reliability. Cost Control Efforts • Continue to monitor costs, including labor, benefits and property tax valuations.

17 NWE Welcomes New Board Members Jeffrey Yingling is a Senior Advisor Investment of Banking for Power, Energy and Renewables at Guggenheim Securities, LLC, the investment banking and capital markets business of Guggenheim Partners, with more than 35 years of investment banking experience, serving as an advisor to companies in the power and utilities sector. Along with Yingling’s experience with Guggenheim Securities, his career has included senior investment banking positions in the power and utilities sector, with J.P. Morgan, Morgan Stanley, Dean Witter Reynolds, and The First Boston Corporation. He also serves on the board of directors of LendingPoint LLC, and the board of trustees of the Chicago Historical Society. He formerly served on the board of directors for Navigant Consulting, Inc. Term commences immediately Mahvash Yazdi is president of Feasible Management Consulting, providing strategic consulting in energy and technology, and the former senior vice president and chief information officer of Edison International as well as former chief information officer at Hughes Electronics. Yazdi is nationally recognized as an expert in corporate information technology, drawing from over 38 years of experience over three industries and continents. She also has dedicated her life to serving others, exemplified by receiving the prestigious Ellis Island Medal of Honor and publishing her charitable memoir, 60:60 Celebrating Sixty Years With Sixty Acts Of Kindness. Term commences Dec. 1, 2019

18 Montana Electric Rate Case September 2018 Filing (Docket D2018.2.12) • Filed based on 2017 test year and $2.34 billion of rate base. The filing also requests approvalBlack to: Eagle Power House • Requested $34.9 million annual increase to electric rates. • Capitalize Demand Side Management Costs; • Establish a new baseline for PCCAM costs; • On April 5, 2019, we filed rebuttal testimony that updated and • Place Two Dot Wind in rate base; and lowered our requested increase to $30.7 million. This update • Create new net metering customer class and rate responded to intervenor testimony and included certain known for new residential private generation. and measurable adjustments. • Request includes a 10.65% return on equity, 4.26% cost of debt, 49.4% equity & 7.42% return on rate base1 • In March 2019, the MPSC issued an order approving an increase in rates of approximately $10.5 million on an interim and refundable basis effective April 1, 2019. Update • In May 2019, we reached a settlement with all parties who filed comprehensive revenue requirement, cost allocation, and rate design testimony in our Montana electric rate case. If the MPSC approves the settlement, it will result in an annual increase to electric revenue of approximately $6.5 million (based upon a 9.65% return on equity and rate base and capital structure as filed) and an annual decrease in depreciation expense of approximately $9 million. • A comprehensive hearing was held in May 2019 with post-hearing briefing completed in late August 2019. • Staff recommended that the MPSC approve and adopt the settlement as filed in September 2019. • The MSPC approved the settlement with a 5-0 vote at an October 30th work session. Next Steps • We expect a final order from the MPSC during the fourth quarter of 2019. • As of September 30, 2019 we have recognized revenue of approximately $2.8 million, reduced depreciation expense by approximately $6.7 million, and have deferred approximately $1.8 million of the interim revenues based on the proposed settlement. Any difference between the interim and final approved rates will be refunded to customers. 1. Except for Colstrip Unit 4 which has an lifetime ROR of 8.25% per D2008.6.69 (Order No. 6925f)

19 South Dakota Electricity Supply Resource Plan South Dakota • Published fall of 2018, the plan focuses on modernization of our fleet to improve reliability and flexibility, maintain compliance in Southwest Power Pool, and lowering operating costs. The plan identifies 90MWs of existing generation that should be retired and replaced over the next 10 years. In addition, we are currently installing 8MWs of mobile capacity generation, with units expected to be operational in early 2020. • April 15, 2019, we issued a 60MW all-source RFP to provide capacity for South Dakota customers by the end of 2021. • As a result of the competitive solicitation process, we anticipate to construct and own natural gas fired reciprocating internal combustion engines at a brownfield site in Huron, South Dakota. Dependent upon manufacturer selection, we anticipate 55-60 MW of new capacity to be online by late 2021 at a total investment of approximately $80 million. The selected proposal is subject to the execution of construction contracts and obtaining the applicable environmental and construction related permits. The all-source capacity additions discussed for both South Dakota and Montana are subject to a Echo Lake Nordic Trail competitive solicitation process administered by independent evaluators. As a result, we have not included the necessary capital investment in our current five year capital forecast. These additions could increase our capital spending in excess of $200 million over the next five years. http://www.northwesternenergy.com/docs/default-source/documents/investor/sd-2018-plan.pdf

20 Montana Electricity Supply Resource Plan Montana • The draft plan was filed in early March 2019 followed by a 60 day public comment period. • The final plan, including responses to public comment, was filed August 20th. • The plan demonstrates an urgent need for additional flexible capacity that will address the changing energy landscape in Montana. This will also enable our participation in the Western EIM and help meet our customers’ energy needs in a reliable and affordable manner. • We are currently 630 MW short of our peak needs, which we procure in the market. We forecast that our energy portfolio will be 725 MW short by 2025 with the expiration of an existing long-term contract and a modest increase in customer demand. • Planned regional retirements of 3,500 MW of coal-fired generation are forecasted by the Northwest Power and Conservation Council causing regional energy shortages as early as 2021. • We expect to solicit competitive all-source proposals in late 2019 for peaking capacity available for commercial operation in early 2023. We expect the process will be repeated in subsequent years to provide a resource-adequate energy and capacity portfolio by 2025. The all-source capacity additions discussed for both South Dakota and Montana are subject to a Echo Lake Nordic Trail competitive solicitation process administered by independent evaluators. As a result, we have not included the necessary capital investment in our current five year capital forecast. These additions could increase our capital spending in excess of $200 million over the next five years. https://www.northwesternenergy.com/our-company/regulatory-environment/2019-electricity-supply-resource-procurement-plan

21 Capital Investment Forecast $1.6 billion of total capital investment over five years We anticipate funding the expenditures with a combination of cash flows (aided by NOLs available into 2020) and long-term debt issuances. Significant capital investments that are not in the projections or further negative regulatory actions could necessitate additional equity funding. Capital projections above do not include investment necessary to address identified generation capacity issues in South Dakota and Montana. However, based on the results of the recent competitive solicitation process in South Dakota, we will be adding approximately $80 million of incremental investment (spread between 2020-2021) with our next capital update in February 2020. This incremental generation spend along with some accelerated spend on AMI is expected to result in nearly $400 million of capital investment in 2020.

22 Preliminary 2019 to 2020 Bridge (non-GAAP) 2019 Midpoint → 2020 Midpoint Targeted EPS Growth $3.43 → $3.53 = 2.9% Increase Estimated Dividend Yield $2.40 / ~$71 share price = 3.4% Continued investment in our system to serve our customers and communities is expected to provide a targeted 6-9% long-term total return to our investors through a combination of earnings growth and dividend yield. Opportunities to invest (i.e. winning bids) in future competitive solicitations for capacity generation solutions could allow us to reach the top end of the targeted return range. Targeted Dividend Growth $2.30 → $2.40 = 4.3% Increase Assumptions included in Preliminary 2020 Guidance includes, but is not limited to, the following major assumptions: • Normal Weather in our service territories; • MPSC approval of our pending settlement agreement in our Montana electric rate case; • A consolidated income tax rate of (2%) to +3% of pre-tax income; and • Diluted average shares of approximately 50.8 million.

23 Environmental – Social – Governance (ESG) Environmental Social Governance Updated Environmental Report coming soon Environmental Report Community Works Report Annual Report http://www.northwesternenergy.com/ http://www.northwesternenergy.com/ http://www.northwesternenergy.com/our- environment/our-environment community-works/community-works company/investor-relations/annual- reports Proxy Statement http://www.northwesternenergy.com/our- These four documents provide valuable insight in company/investor-relations/proxy-materials NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices.

24 ESG - Environmental 2018 NWE Generation Portfolio Delivered (Based on MWH of Owned & Long-Term Contracted Resources) 55% of NorthWestern Energy’s 2018 Electric Generation Portfolio Delivered, based on MWh’s, was Carbon-Free Mystic Dam Beethoven Wind Farm 55% Carbon Free Nameplate Portfolio vs 28% National Average

25 ESG - Environmental Environmental Stewardship Highlights of our Environmental Report LED Streetlights – plan to replace 43,000 company-owned streetlights in Montana with LED lights by 2022, with SD in planning stage. • Energy Conservation • Recycling Efforts Solar Projects - Our Solar projects are focused Missoula Solar Project on building sustainability in collaboration with our • Smart Meters communities, schools and universities. Projects • Environmental Protection Programs integrate Solar with Storage and Automation creating • O’Dell Creek Restoration an educational platform that demonstrates the • Pallid Sturgeon Recovery economics and social benefits of Community Solar, • Rainbow Trout Stocking – Hauser & Holter Reserves Urban integration (unique solar configurations), Rural • Lower Madison River Thermal Pulse Program Reliability, and Micro-grids. To date projects have built in Bozeman, Missoula, Deer Lodge and Yellowstone Nation Park with others planned. • Public Recreation Support with Missouri-Madison Trust • Crow Creek Shore Restore LEED Gold Certification - In 2019 NorthWestern Energy’s • Thompson Falls Fish Ladder Program General Office in Butte earned a Gold Certification for Leadership • Water Quality Monitoring in Energy and Environmental Design (LEED) from the U.S. Green • Polychlorinated Biphenyls (PCB) Management Building Council recognizing a sustainable site, community connectivity, maximum open space water use reduction, • Cultural Resource Management construction waste management, recycled content and green power. • Avian Protection Plan Hydroelectric Projects – provide $1.9M O’Dell Creek Restore • Environmental Permitting annually under a Protection, Mitigation and • Storm Water Management Enhancement (PME) Program partnering with • Vegetation Management landowners and agencies to manage fish, wildlife, habitat and water quality. NWE has also provided • Aerial Tree Trimming $1.25M in support of 126 recreation projects through • Oil Spill Prevention Measures the Missouri-Madison River Fund. • Hazardous Waste Management Osprey protection Avian Protection Plan – We incorporate • Air Quality Controls industry best practices developed by the Avian Power Line Interaction Committee (APLIC) to reduce bird Ariel Tree mortalities from power line collisions and Trimming electrocutions - including avian-friendly design and Trout standards for power poles, training line crews,. Stocking collaboration with resource agencies, a formal avian mortality reporting process, building osprey platforms and efforts to increase public awareness.

26 ESG - Social Community Customers Employees Typical Residential Bills Lower than $2.1 Billion Economic Output in Safety Culture Transformation 2018 ($1.88B in Montana & $266M National Average in SD/NE) $1.75 million Donations, Sponsorships & Economic Development in 2018 184 Number of nonprofits that received grants through Employee Volunteer Program $7.8 Million Low-Income Energy Assistance in 2018 Building on Our Best – Improved Customer Satisfaction Scores Strong Engagement of employees are proud to work for 86% NorthWestern Energy

27 ESG - Governance th Best Score Among 50 Diverse Leadership 5 Publicly Traded North American Board of Directors Executive Team Utility and Power Companies by Moody’s Investment Services on Best Governance Practices Corporate Governance What We Do: • Annual election of all directors. • Majority vote plus resignation standard in uncontested elections. If a director receives more “WITHHOLD AUTHORITY” votes than “FOR” votes, the director must submit a resignation for the Board to consider. • Allow shareholders owning 25 percent of our shares to call a special meeting. • Independent Board of Directors, except our CEO. • Independent Board Chair. • Each of our Board committees (audit, compensation, and Other Recent Governance Recognition CEO Pay Ratio governance ) is made up solely of independent directors. To Average • Committee authority to retain independent advisors, 20 / 20 – Women on Boards Employee Salary which will be paid for by the company. Recognized for gender diversity on its board of • Code of Conduct and Ethics. Applies to all employees directors by 2020 Women on Boards. Four of NWE and Board, with a separate Code of Ethics for Chief the company’s ten directors are female. Executive Officers and Senior Financial Officers 27:1 concerning financial reporting and other related matters. Corporate Governance Award Winner • Robust stock ownership guidelines for executive officers NorthWestern Corporation’s 2014 proxy All Utilities and directors. statement won two governance awards – Average Exemplary Compensation Discussion and What We Don’t Do: Analysis from NYSE Governance Services and • Poison pill or a shareholder rights plan. Best Proxy Statement (Small to Mid-Cap) by 58:1 • Hedging of company securities. Corporation Secretary magazine. NorthWestern Peer Group • Corporate political contributions. was recognized as a finalist by Corporate Average • Supermajority voting, except to approve certain business Secretary magazine in the same category in combinations or mergers. 2012, 2013, 2016, 2017, 2018 & 2019. 37:1

28 Conclusion Best Attractive Pure Strong Solid Utility Practices Future Electric & Earnings & Foundation Corporate Growth Gas Utility Cash Flows Governance Prospects

29

Appendix 30 Summary Financial Results (Nine Months Ended Sept. 30) (1) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

Appendix 31 Gross Margin (Nine Months Ended Sept. 30) (dollars in millions) Nine Months Ended September 30, 2019 2018 Variance(1) Electric $ 555.5 $ 549.9 $ 5.6 1.0% Natural Gas 138.6 132.8 5.8 4.4% Total Gross Margin $ 694.1 $ 682.7 $ 11.4 1.4% Increase in gross margin due to the following factors: (1) Gross Margin, defined as $15.4 Tax Cuts and Jobs Act impact revenues less cost of sales, is a non-GAAP 9.0 Natural gas retail volumes Measure See appendix 4.9 Montana electric supply cost recovery for additional disclosure. 3.0 Electric retail volumes 2.8 Montana electric rates, subject to refund (20.9) Electric QF liability adjustment (4.1) Electric transmission (1.6) Montana natural gas rates (2.1) Other $6.5 Change in Gross Margin Impacting Net Income $4.5 Property taxes recovered in trackers 1.7 Production tax credits flowed-through trackers (1.3) Operating expenses recovered in trackers $4.9 Change in Gross Margin Offset Within Net Income $11.4 Increase in Gross Margin

Appendix 32 Weather (Nine Months Ended Sept. 30) We estimate favorable weather through the first 9 months of 2019 (all due to a cold Qtr 1) has contributed approximately $8.0M pretax benefit as compared to normal and $5.7M pretax benefit as compared to the same period in 2018.

Appendix 33 Operating Expenses (Nine Months Ended Sept. 30) (dollars in millions) Nine Months Ended September 30, 2019 2018 Variance Operating, general & admin. $ 238.9 $ 222.0 $ 16.9 7.6% Property and other taxes 133.2 128.3 4.9 3.8% Depreciation and depletion 129.8 130.9 (1.1) (0.8%) Operating Expenses $ 501.9 $ 481.2 $ 20.7 4.3% Increase in Operating, general & admin expense due to the following factors: $ 5.3 Employee benefits 3.9 Hazard trees 2.4 General maintenance 1.6 Labor 1.4 Legal costs 6.8 Other $ 21.4 Change in OG&A Items Impacting Net Income ($6.2) Pension and other postretirement benefits (1.3) Operating expense recovered in trackers 3.0 Non-employee directors deferred compensation ($4.5) Change in OG&A Items Offset Within Net Income $ 16.9 Increase in Operating, General & Administrative Expenses $4.9 million increase in property and other taxes due primarily to plant additions and higher annual estimated property valuations in Montana. $1.1 million decrease in depreciation expense primarily due to the depreciation adjustment consistent with the proposed settlement in our Montana electric rate case.

Appendix 34 Operating to Net Income (Nine Months Ended Sept. 30) (dollars in millions) Nine Months Ended September 30, 2019 2018 Variance Operating Income $ 192.2 $ 201.5 $ (9.3) (4.6%) Interest Expense (71.0) (68.2) (2.8) (4.1%) Other Income 0.9 1.8 (0.9) (50.0%) Income Before Taxes 122.0 135.1 (13.1) (9.7%) Income Tax Benefit / (Expense) 20.1 (4.6) 24.7 537.0% Net Income $ 142.1 $ 130.5 $ 11.6 8.9% $2.8 million increase in interest expenses was primarily due to higher borrowings. $0.9 million decrease in other income was due to a $6.2 million increase in other pension expense that was offset by a $3.0 million increase in the value of deferred shares held in a trust for non-employee directors deferred compensation, both of which are offset in operating, general and administrative expense with no impact to net income. This decrease was also partly offset by higher capitalization of AFUDC. $24.7 million increase in income tax benefit. The income tax benefit for 2019 reflects the release of approximately $22.8 million of unrecognized tax benefits, including approximately $2.7 million of accrued interest and penalties, due to the lapse of statutes of limitation in the second quarter of 2019. Our effective tax rate for the nine months ended September 30, 2019 was negative 16.5% as compared with 3.4% for the same period of 2018. We expect our 2019 effective tax rate to range between negative 7% and negative 12%.

Appendix 35 Income Tax Reconciliation (Nine Months Ended Sept. 30)

Appendix 36 Adjusted Non-GAAP Earnings (Nine Months Ended Sept. 30) The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that were non- recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). (2) Due to our expectations regarding remeasurement of our Qualifying Facilities (QF) liability, we no longer reflect this adjustment as a non-GAAP measure. Absent an adjustment to remove the QF liability benefit, our 2018 Adjusted Non-GAAP Diluted EPS would have been $2.58 for the six months ended September 30, 2018. The 2019 QF adjustment, as noted in our gross margin discussion herein, was $6.3 million ($3.3 million liability reduction plus $3.0 million lower actual output and pricing).

Appendix 37 2019 Non-GAAP Diluted EPS Guidance We will need fourth quarter diluted EPS of $1.14 to $1.24 to meet our guidance range of $3.38 to 3.48 for 2019. This compares to $1.07 during the same quarter last year. We anticipate achieving this with a fourth quarter commensurate with the first (i.e. first quarter Non-GAAP EPS was $0.12 better than last year) and fourth quarter operating expense at, or below, last years level due primarily to timing differences.

Appendix 38 Qualified Facility Earnings Adjustment The gain in 2019 for our QF liability was $6.3 million in total, it was comprised of $3.3 million adjustment to the liability and $3.0 million lower actual costs over last 12 months (QF contract year). This $6.6 million benefit is $20.9 million less than the $27.2 million total benefit we recognized in Q2 last year. Due to our expectations regarding remeasurement of our QF liability, we no longer reflect this adjustment as a non-GAAP measure. Absent a QF liability adjustment, our 2018 Adjusted Non-GAAP Diluted EPS would have been $0.89 and $2.00 for the three and six months ended June 30, 2018, respectively. Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders.

Appendix 39 Quarterly PCCAM Impacts In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

Appendix 40 Balance Sheet

Appendix 41 Cash Flow Cash from operating activities decreased by ~$92M primarily due to the under collection of supply costs from customers in 2019 as compared with an over collection in 2018 resulting in ~$44.9M reduction of working capital, credits to Montana customers during the current period related to the Tax Cuts and Jobs Act of ~$20.5M, transmission generation interconnection refunds in the current period compared with deposits in the prior period decreasing working capital by ~$19.4M and the receipt of insurance proceeds of ~%6.1M during the first quarter of 2018.

42 Estimated Impacts of the Tax Cuts & Jobs Act Montana: In December 2018, the MPSC approved a settlement agreement providing a $20.5 million one-time customer credit to electric and natural gas customers. In addition, the settlement provides: • A $1.3 million annual reduction in natural gas rates beginning 2019 and funds for low-income energy assistance and weatherization. • Agreement of the parties not to oppose our request to include up to $3.5 million of costs to address hazard tree removal in our 2018 Spion Kop wind farm - Montana electric rate review filing. • Issues related to the revaluation of deferred income taxes will also be addressed in rate review. South Dakota: In September 2018, the SDPUC approved a settlement that resulted in a $3.0 million customer credit in the fourth quarter of 2018 and a two-year rate moratorium (until January 1, 2021). Nebraska: In August 2018, the NPSC approved a settlement to evaluate the impact of the TCJA on an annual basis and had no impact on our financial statements. Consolidated Impact: 2018 results included a net benefit related to the impact of the TCJA, which includes: • An income tax benefit of $19.8 million due to final revaluation of deferred income tax liabilities. • A net loss of $6.1 million resulting from $23.5 million in customer credits from approved tax settlements partially offset by a $17.4 million reduction in income tax expense due to the reduction in federal tax rate. • $3.3 million of expense related to our hazard tree program as agreed in our Montana settlement. Our initial filing with the MPSC instead proposed using a portion of the TCJA benefits to fund this expenditure. We expect a reduction in our cash flows from operations ranging from $20 - $22 million in 2019, as a result of one-time customer credits. We expect NOLs to be available into 2020 with alternative minimum tax credits and production tax credits to be available into 2022 to reduce cash taxes. Additionally, we estimate that our effective income tax rate to range from 0% to 5% in 2019 and our effective tax rate to reach 10% by 2023.

Appendix 43 Montana State and Regional Coal Retirements The total planned energy generation reductions in the Pacific Northwest region exceed 3,600 MWs through 2032. The Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern Energy’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk to NorthWestern Energy’s customers because of the reduced energy supply availability.

Appendix 44 NorthWestern Energy Profile (1) Rate base reflects amounts on which we are authorized to earn a return. (2) Rate base amounts are estimates as of December 31, 2018 (3) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and DGGS are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (4) For those items marked as “n/a” the respective settlement and/or order was not specific as to these terms. Note: Data as reported in our 2018 10-K September 2018 Montana electric rate review, filed with rate base of $2.34 billion, calculated with 13th month average and known and measurable adjustments.

Appendix 45 2018 System Statistics (1) (2) Note: Statistics above are as of 12/31/2018 (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker

Appendix 46 Experienced & Engaged Board of Directors Stephan P. Adik Tony Clark Dana J. Dykhouse Jan R. Horsfall Britt E. Ide • Chairman of the • Committees: Governance • Committees: Human • Committees: Audit, • Committees: Audit, Board and Innovation, Human Resources (chair), Audit Governance and Governance and • Independent Resources • Independent Innovation Innovation • Director since • Independent • Director since Jan. 2009 • Independent • Independent Nov. 2004 • Director since Dec. 2016 • Director since April 2015 • Director since April 2017 Julia L. Johnson Robert C. Rowe Linda G. Sullivan Mahvash Yazdi Jeff Yingling • Committees: Governance • Committees: None • Committees: Audit (Chair), • Committees: Not • Committees: Audit, and Innovation, Human • CEO and President Human Resources available at this time Governance and Resources Innovation • Director since August 2008 • Independent • Independent • Independent • Director since April 2017 • Director starting • Independent • Director since Nov. 2004 Dec. 2019 • Director since Oct. 2019

Appendix 47 Strong Executive Team Robert C. Rowe Heather H. Grahame Curtis T. Pohl • President and • General Counsel and Vice • Vice President - Chief Executive Officer President of Regulatory Distribution • Current position since and Federal Government • Current position since 2008 Affairs 2003 • Current position since 2010 Brian B. Bird John D. Hines Bobbi L. Schroeppel • Chief Financial Officer • Vice President – • Vice President – • Current position since Supply/Montana Affairs Customer Care, 2003 • Current Position since Communications and 2011 Human Resources • Current Position since 2002 Michael R. Cashell Crystal D. Lail • Vice President - • Vice President and Transmission Controller • Current Position since • Current position since 2011 2015

Appendix 48 Our Commissioners

Appendix 49 Non-GAAP Financial Measures (1 of 3) These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

Appendix 50 Non-GAAP Financial Measures (2 of 3) Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC.

Appendix 51 Non-GAAP Financial Measures (3 of 3) The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance.

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